UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2023

BioVie Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-39015	46-2510769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 W Nye Lane Suite 201 Carson City, NV	89703
(Address of Principal Executive Offices)	(Zip Code)

(775) 888-3162
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BIVI	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 25, 2023, BioVie Inc. (the “Company”) issued a press release announcing the presentation of blinded data from the Company’s Phase 3 clinical trial of NE3107 in the treatment of mild to moderate Alzheimer’s Disease (AD) at the 16th Clinical Trials on Alzheimer’s Disease (CTAD) in Boston, MA.

The Company is filing a copy of the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which may be identified by words such as “expect,” “look forward to,” “anticipate” “intend,” “plan,” “believe,” “seek,” “estimate,” “will,” “project” or words of similar meaning. In this report, forward-looking statements include, but are not limited to, the potential impact of NE3107 on cognition and function among study participants and the timeline for announcing unblinded, topline data from the NE3107 trial. Although BioVie Inc. believes such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Actual results may vary materially from those expressed or implied by the statements herein due to the risk that unblinded data is not consistent with blinded data, the Company’s ability to successfully raise sufficient capital on reasonable terms or at all, available cash on hand and contractual and statutory limitations that could impair the Company’s ability to pay future dividends, the Company’s ability to complete the Company’s pre-clinical or clinical studies and to obtain approval for the Company’s product candidates, the Company’s ability to successfully defend potential future litigation, changes in local or national economic conditions as well as various additional risks, many of which are now unknown and generally out of the Company’s control, and which are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K. BioVie Inc. does not undertake any duty to update any statements contained herein (including any forward-looking statements), except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 25, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2023

BIOVIE INC.

By:	/s/ Joanne Wendy Kim
Name:	Joanne Wendy Kim
Title:	Chief Financial Officer